25. Provisions	12 Months Ended
Dec. 31, 2018
Provisions.Abstract
Provisions

Note 25 — Provisions

As of December 31, provisions are comprised of the following:

	2018	2017	2016
Post-employment benefits	$46,524	$37,363	$35,734
Tax liabilities	3,941	5,338	4,474
Other provisions	–	28,012	–
Total provisions	$50,465	$70,713	$40,208

Post-employment benefits provision relates to two of the Subsidiaries that have employees in Italy. The amount is based on a certain percentage of the salary paid to the employees each pay period. The amount will be paid to the employees when employment ceases pursuant to the local Italian law.

For the years ended December 31, 2016 and 2017, the tax liabilities provision was related to a type of tax imposed by the tax authority in Italy in 2011, applicable to three of the Group’s subsidiaries. This law allows the Group to deduct a portion of the tax paid in 2011 to be partially reversed each year over a certain number of years until the provision is fully extinguished.

The other provisions refer to probable liabilities derived from legal disputes underway from the subsidiaries. This provision liability is estimated based on Management’s evaluation of the amounts at risk and legal considerations. There are uncertainties that relate to whether claims will be settled by payment or if the subsidiary is successful in defending any action (see note 27 — Contingencies and Commitments). As of the date of this report, there is no other significant legal dispute that poses risk with probable substantial loss.